UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2021

Fuse Group Holding Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-202948	47-1017473
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 W. Duarte Rd., Suite 102 Arcadia, CA 91007
(Address of principal executive offices)

(626) 210-0000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement

On March 11, 2021, Fuse Group Holding Inc. (the “Company”) and Fuse Biotech, Inc., a wholly owned subsidiary of the Company (“Fuse Biotech”) entered into a Share Exchange Agreement (the “Agreement”) with E-Mo Biotech Holding Inc., a company incorporated under the laws of Nevada (the “E-Mo Biotech”), Qiyi Xie, a resident of California (“Xie”), Quan Qinghua, a citizen and resident of China (“Quan”), Jing Li, a citizen and resident of China (“Li”) and HWG Capital Sdn Bhd, a company incorporated under laws of Malaysia (“HWG” and hereinafter collectively with Xie, Quan and Li, the “Sellers”). Pursuant to the Agreement, the Company will issue to the Sellers in aggregate of 100,000,000 shares of common stock of the Company (the “Fuse Shares”) in exchange of all the issued and outstanding shares of E-Mo (the “E-Mo Shares”) owned by the Sellers. Each of the Sellers will receive its pro rata share of the Fuse Shares based upon its ownership of E-Mo as listed in the Exhibit A of the Agreement. E-Mo engages in biology research and development business.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreement is subject to, and qualified in its entirety by, the Agreement, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02. 57,250,000 shares of the Fuse Shares will be issued to Xie pursuant to the exemption from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The remaining of the Fuse Shares will be issued to Quan, Li and HWGB pursuant to the exemption from the registration provided by Regulation S promulgated under the Securities Act.

Item 5.01 Changes in Control of Registrant.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.01. Upon the closing of the transaction contemplated in the Agreement (the “Transaction”) and issuance of the Fuse Shares, Xie will become the largest shareholder of the Company and own 57,250,000 shares of common stock of the Company, representing 31.97% of the Company’s then issued and outstanding shares of common stock.  Xie used his ownership of 57.25% equity interest of E-Mo to exchange the 57,250,000 shares of the Company pursuant to the Agreement. Prior to the Transaction, Landbond Home Limited (“Landbond”) is the largest shareholder of the Company. There is no arrangements or understandings among Xie and Landbond and their associates with respect to election of directors or other matters.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Share Exchange Agreement by and among Fuse Group Holding Inc, Fuse Biotech and Sellers dated March 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuse Group Holding Inc.

Date: March 17, 2021	By:	/s/ Umesh Patel
Umesh Patel
Chief Executive Officer